SUPPLEMENT DATED MARCH 27, 2009 TO THE PROSPECTUS OF
MORGAN STANLEY REAL ESTATE FUND
Dated March 31, 2008

The Fund has re-opened and will once again offer its shares to all eligible investors. Therefore, the second paragraph of the section of the Prospectus entitled "Shareholder Information—How to Buy Shares" is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

REFSPT1